Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James P. Burns, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•

the Annual Report of Silver Spring Networks, Inc. on Form 10-K for the fiscal year ended December 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Silver Spring Networks, Inc.

Date: March 9, 2016	By:	/s/James P. Burns
James P. Burns
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)